Exhibit 10.4

Dated June 15, 2012

(1)           BUNGE NORTH AMERICA CAPITAL, INC., as the Transferor

(2)           BUNGE FINANCE B.V., as Transferor Agent

(3)           BUNGE SECURITIZATION B.V., as the Transferee

(8)           COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., as Administrative Agent

FIRST AMENDMENT TO
U.S. INTERMEDIATE TRANSFER AGREEMENT

1.	DEFINITIONS AND INTERPRETATION	1
2.	AMENDMENTS TO THE INTERMEDIATE TRANSFER AGREEMENT	1
3.	REPRESENTATIONS	2
4.	CONTINUANCE	2
5.	FURTHER ASSURANCE	3
6.	CONDITIONS PRECEDENT	3
7.	EXECUTION IN COUNTERPARTS	3
8.	GOVERNING LAW; SUBMISSION TO JURISDICTION	3

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THIS FIRST AMENDMENT TO THE U.S. INTERMEDIATE TRANSFER AGREEMENT (this “Amendment”) is dated June 15, 2012 and made between:

(1)                                 BUNGE NORTH AMERICA CAPITAL, INC., a corporation organized under the laws of the State of Delaware (the “Transferor”);

(2)                                 BUNGE FINANCE B.V., a private limited liability company organized under the laws of the Netherlands (the “Transferor Agent”);

(3)                                 BUNGE SECURITIZATION B.V., a private limited liability company organized under the laws of the Netherlands  (the “Transferee”); and

(4)                                 COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., as Administrative Agent (the “Administrative Agent”),

the Transferor, the Transferor Agent, the Transferee and the Administrative Agent are hereinafter collectively referred to as the “Parties” and each of them a “Party”.

BACKGROUND:

(A)                               The Parties to this Amendment have entered into a U.S. Intermediate Transfer Agreement dated June 1, 2011 (the “Intermediate Transfer Agreement”) and the Parties now wish to amend the Intermediate Transfer Agreement in accordance with this Amendment.

IT IS AGREED that:

1.                                      DEFINITIONS AND INTERPRETATION

1.1                               Intermediate Transfer Agreement

Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned to such terms in Section 1.1 (Defined terms) of the Intermediate Transfer Agreement.

2.                                      AMENDMENTS TO THE INTERMEDIATE TRANSFER AGREEMENT

The Parties hereby agree that, with effect from the date of this Amendment, the Intermediate Transfer Agreement shall be amended as follows:

(a)                                 The last four sentences of Section 2.2(b) shall be amended in their entirety to read as follows:

In addition, the Transferor shall track all funds received by the Transferor from the Transferee as Advanced Purchase Prices and shall at no time permit any amounts received by the Transferor as an Advanced Purchase Price to be applied under the U.S. RPA to any Seller (as an “Advanced Purchase Price” under, and as defined in, the U.S. RPA) (which have not been applied to the  Purchase Price for Acquired Receivables) in excess of 10% of the Unpaid Balance of Acquired Receivables that qualify as Eligible Receivables then outstanding with respect to such Seller under the U.S. RPA as set forth in the most-recent Portfolio Report; provided, that so long as the Applicable S&P Rating is not below “BBB-” (or

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withdrawn or suspended) and the Applicable Moody’s Rating is not below “Baa3” (or withdrawn or suspended), then the determination as to whether the Advanced Purchase Price amounts with respect to each applicable Seller would exceed such 10% threshold may be made on a weekly basis (rather than daily in any other circumstance) on the fourth Business Day (or, if such calendar week has less than 4 Business Days, on the last Business Day) of such calendar week and any such determination shall remain in effect until the immediately succeeding date of determination.  In the event that Collections on any date related to any Acquired Receivables previously sold by the Transferor to the Transferee are less than the aggregate Purchase Prices payable by the Transferee to the Transferor on such date, the Transferee may defer payment to the Transferor or the Seller Agent on behalf of Transferor in an amount equal to such shortfall (any such shortfall, a “Deferred Purchase Price”), which Deferred Purchase Price shall be payable on the earlier of the date the Transferee has funds available therefor pursuant to Section 2.2(d) below and the immediately following Settlement Date.  In addition, the Transferor (or the Seller Agent on its behalf) shall track all such Deferred Purchase Price amounts and shall at no time permit the amount for any single Seller under the U.S. RPA to exceed 10% of the Unpaid Balance of Acquired Receivables that qualify as Eligible Receivables of such Seller as set forth in the most-recent Portfolio Report; provided, that so long as the Applicable S&P Rating is not below “BBB-” (or withdrawn or suspended) and the Applicable Moody’s Rating is not below “Baa3” (or withdrawn or suspended), then the determination as to whether the Deferred Purchase Price amounts with respect to each applicable Seller would exceed such 10% threshold may be made on a weekly basis (rather than daily in any other circumstance) on the fourth Business Day (or, if such calendar week has less than 4 Business Days, on the last Business Day) of such calendar week and any such determination shall remain in effect until the immediately succeeding date of determination.  If at any time such 10% limitation would be exceeded and the Transferee does not otherwise have sufficient available funds to apply to such excess, the Transferee shall immediately request a Subordinated Loan under the Subordinated Loan Agreement and pay the Transferor or Transferor Agent on its behalf such excess.

3.                                      REPRESENTATIONS

Each Seller represents and warrants to the other Parties hereto that, after giving effect to this Amendment, each of its representations and warranties set forth in the Intermediate Transfer Agreement, as such representations and warranties apply to such Person, is true and correct in all material respects on and as of the date hereof as though made on and as of such date except for representations and warranties stated to refer to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date.

4.                                      CONTINUANCE

The Parties hereby confirm that the provisions of the Intermediate Transfer Agreement shall continue in full force and effect, subject only to the amendments effected thereto by this Amendment.

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5.                                      FURTHER ASSURANCE

The Parties shall upon request of the Administrative Agent do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected by this Amendment.  Each of the Parties thereto hereby ratifies and confirms each of the Transaction Documents to which it is a party.

6.                                      CONDITIONS PRECEDENT

This Amendment shall become effective as of the date first above written upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by each of the Parties.

7.                                      EXECUTION IN COUNTERPARTS

This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic file in a format that is accessible by the recipient shall be effective as delivery of a manually executed counterpart of this Amendment.

8.                                      GOVERNING LAW; SUBMISSION TO JURISDICTION

(a)                                 THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

(b)                                 Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment.  Each party hereto hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.  Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

BUNGE NORTH AMERICA CAPITAL, INC., as Transferor

By:	/s/ Aaron L. Elliott
Name:	Aaron L. Elliott
Title:	Treasurer

BUNGE FINANCE B.V., as Transferor Agent

By:	/s/ Steven Claassens
Name:	Steven Claassens
Title:	Director

By:	/s/ A.J. De Lange
Name:	A.J. De Lange
Title:	Director

BUNGE SECURITIZATION B.V., as a Transferee

By:	/s/ J.W.P. Jansen
Name:	J.W.P. Jansen
Title:	Proxy holder

By:	/s/ L.F.S. Bagchus
Name:	L.F.S. Bagchus
Title:	Proxy holder

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., as Administrative Agent

By:	/s/ E. van Esveld
Name: E. van Esveld
Title: Director

[Signature to First Amendment to the U.S. Intermediate Transfer Agreement]

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